BUSINESS COMBINATION (Schedule of Purchase Price Allocation) (Details) - Quality Detection Dogs Sweden AB [Member] kr in Thousands, $ in Thousands	Dec. 31, 2021 SEK (kr)	Dec. 31, 2021 USD ($)	Feb. 28, 2021 SEK (kr)	Feb. 28, 2021 USD ($)
Current assets			kr 140	$ 17
Goodwill	kr 1,178	$ 139	1,178	146
Total identifiable assets acquired			1,318	163
Current liabilities			68	13
Total liabilities assumed			68	13
Total identifiable assets acquired and liabilities assumed			kr 1,250	$ 150